MERGER TRANSACTON (Details 1) - USD ($)	3 Months Ended		12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Sep. 30, 2024	Sep. 30, 2023
Revenues	$ 14,793,455	$ 0	$ 1,272,800	$ 0
Cost of sales	7,252,317	0
Gross margin	7,541,138	0	267,459	0
Operating expenses	226,806	360	310,096	395,456
Net operating income	$ 7,314,332	$ (360)	(42,637)	$ (395,456)
TAG
Revenues			9,558,549
Cost of sales			7,268,894
Gross margin			2,289,655
Operating expenses			668,133
Net operating income			$ 1,621,521